Exhibit 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is executed as of the 15th day of July, 2002, by and among Maverick Tube Corporation, a
Delaware  corporation  (the  "Company"),   Maverick  Investment  Corporation,  a
Delaware corporation ("Investment"), Maverick Tube, L.P., a Delaware limited partnership ("Tube"), Precision Tube Holding Corporation, a Delaware corporation ("Holding"), Maverick GP, Inc., a Delaware corporation ("GP Inc."), Precision GP, LLC, a Delaware limited liability company ("GP LLC"), Precision Tube Technology, L.P., a Texas limited partnership ("Precision" and collectively with the Company, Investment, Tube, Holding, GP Inc. and GP LLC, the "US Borrowers" and individually, a "US Borrower"), Prudential Steel Ltd., an Alberta corporation ("Prudential"), Maverick Exchangeco (Nova Scotia) ULC, a Nova Scotia unlimited liability company ("Exchangeco"), Maverick Tube (Canada) Inc., an Alberta corporation ("Tube Canada"), Precision Tube Canada Limited, an Alberta corporation ("Precision Canada" and collectively with Prudential, Exchangeco and Tube Canada, the "Canadian Borrowers" and individually, a "Canadian Borrower") (the US Borrowers and the Canadian Borrowers are together referred to herein as the "Borrowers" and individually, a "Borrower"), JPMorgan Chase Bank, individually as Lender, Issuing Bank, Swingline Lender and as the Administrative Agent, CIT Business Credit Canada Inc., individually as Lender and as the Canadian Administrative Agent and as Issuing Bank, General Electric Capital Corporation, as Documentation Agent, and each of the Lenders that is a signatory hereto.

                              W I T N E S S E T H:

     WHEREAS, the Borrowers, JPMorgan Chase Bank, individually as Lender, Issuing Bank, Swingline Lender and as the Administrative Agent, CIT Business Credit Canada Inc., individually as Lender and as the Canadian Administrative Agent and as Issuing Bank, General Electric Capital Corporation, as Documentation Agent, and the Lenders are parties to that certain Credit Agreement dated as of March 28, 2002 (the "Credit Agreement") (unless otherwise defined herein, all terms used herein which are defined in the Credit Agreement shall have the meaning when used herein assigned to such terms in the Credit Agreement); and

     WHEREAS, the Borrowers have requested that Section 7.5 of the Credit Agreement be amended to (a) increase the amount of Stock Repurchases and (b) eliminate the limitation on the amount of such Stock Repurchases permitted during any twelve consecutive month period; and

     WHEREAS, the Borrowers have requested that Section 7.6 of the Credit Agreement be amended to permit investments of the type described in clauses (b),
(c), (d), (e), (f) and (h) of Section 7.6 of the Credit Agreement (i) by US Borrowers at any time that the aggregate outstanding principal balance US Revolving Loans is less than US$5,000,000 and (ii) by Canadian Borrowers at any time that the aggregate outstanding principal balance of the Canadian Revolving Loans is less than US$5,000,000; and

     WHEREAS, the Borrowers have requested (a) an extension to July 30, 2002 of the dates on which the Borrowers are required to satisfy the Landlord Waiver Agreement post-closing conditions set forth as items 12 and 13 of Schedule 3.3 of the Credit Agreement and the delivery of the same as set forth in item 17 of
Schedule 3.3 of the Credit Agreement, (b) an extension to

                                      [1]

August 31, 2002 of the date on which the Borrowers are required to satisfy the post-closing condition set forth as item 18 of Schedule 3.3 of the Credit Agreement, (c) a permanent waiver of the post-closing conditions requiring the delivery of the Peterhead, Aberdeen, Scotland and Conroe, Texas Landlord Waiver Agreements as set forth in item 17 of Schedule 3.3 of the Credit Agreement, (d) an extension of the Borrowers' obligation to satisfy the post-closing conditions set forth in item 12, 13, and 17 of Schedule 3.3 of the Credit Agreement (which, pursuant to that certain letter dated as of April 16, 2002, were required to be satisfied on or before May 15, 2002), and (e) an extension of the Borrowers' obligation to satisfy the post-closing conditions set forth in item 18 of
Schedule 3.3 of the Credit Agreement (which, pursuant to the terms of the Credit Agreement, was required to be satisfied on or before June 1, 2002).

     WHEREAS, subject to the terms and conditions set forth herein, Lenders have agreed to the Borrowers' requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

     SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, but subject to the satisfaction of the condition precedent contained in Section 3 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 1.

     1.1 Dividends, etc. Clause (c) of Section 7.5 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

     "(c) the Company may  purchase,  redeem,  retire or  otherwise  acquire its outstanding Equity (a "Stock Repurchase") so long as (1) Excess Availability was not less than $40,000,000 at any time during the thirty
     (30) day period ending on the date of such Stock Repurchase assuming that such Stock Repurchase occurred on the first day of such period, (2) Excess Availability will be not less than $40,000,000 immediately after giving effect to such Stock Repurchase, (3) no Default exists or will exist after giving effect to such Stock Repurchase, and (4) the aggregate amount paid for all such Stock Repurchases does not exceed $20,000,000 during the term of this Agreement"

     1.2 Investments, Loans, etc. The last paragraph of Section 7.6 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "Notwithstanding the foregoing, investments of the type described in clauses (b), (c), (d), (e), (f) and (h) shall not be permitted to be made or maintained (1) by any Canadian Borrower at any time that the aggregate outstanding principal balance of all Canadian Loans is US$5,000,000 or greater (based on the Dollar Equivalent of any C$ Denominated Loans on the date of determination), or (2) by any US Borrower at any time that the aggregate outstanding principal balance of all US Loans is US$5,000,000 or greater."

                                      [2]

     SECTION 2. Extensions. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, but subject to the satisfaction of the condition precedent set forth in Section 3 hereof, Lenders hereby agree as follows:

     2.1 Post-Closing Conditions Deletion. The Lenders hereby permanently waive the post-closing conditions requiring the delivery of the Peterhead, Aberdeen, Scotland and Conroe, Texas Landlord Waiver Agreements set forth in item 17 of
Schedule 3.3 of the Credit Agreement.

     2.2 Extensions. The Lenders hereby (i) extend to July 30, 2002 the dates on which the Borrowers are required to satisfy the post closing conditions set forth as items 12 and 13 of Schedule 3.3 of the Credit Agreement and the delivery of the Calgary, Alberta Landlord Waiver Agreement set forth in item 17 of Schedule 3.3 of the Credit Agreement, and (ii) extend to August 31, 2002 the date on which the Borrowers are required to satisfy the post closing condition set forth as item 18 of Schedule 3.3 of the Credit Agreement.

     2.3 Acknowledgement of Limited Extensions. In addition to the other terms and conditions set forth herein, the Borrowers acknowledge that (a) the extensions set forth in this Section 2 are limited solely to the matters set forth in this Section 2, and (b) nothing contained herein shall obligate any Agent or any Lender to grant any waiver of or extension of any other obligation of any Borrower under the Credit Agreement or any other Financing Document or to grant any future waiver of Section 3.3 of the Credit Agreement or to grant any extension of any post-closing delivery dates set forth in Schedule 3.3 to the Credit Agreement.

     SECTION 3. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof and the waivers and extensions contained in Section 2 hereof shall be subject to the payment by the Borrowers to each Lender (for purposes of this provision only, each Lender and its Related Affiliate, if any, shall be deemed to consist of a single Lender) which executes and delivers this Amendment on or before July 30, 2002 of an amendment fee in the amount of US$2,500.

     SECTION 4. Representations and Warranties. In order to induce each Agent and each Lender to enter into this Amendment, the Borrowers hereby jointly and severally represent and warrant to each Agent and each Lender that:

     4.1 Accuracy of Representations and Warranties. Each representation and warranty of the Borrowers contained in the Financing Documents are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date);

     4.2 No Defaults. No Default or Event of Default has occurred which is continuing; and

     4.3 No Defense. No Borrower has any defense to payment, counterclaim or right of set-off with respect to the Lender Indebtedness on the date hereof.

                                      [3]

     SECTION 5. Miscellaneous.

     5.1 Reaffirmation of Financing Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Financing Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby extends each Lien granted by such Borrower to secure the Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) until the Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) has been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Lender Indebtedness (or Canadian Lender Indebtedness in the use of Canadian Borrowers) or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

     5.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     5.3 Counterparts, Effectiveness of Amendment. This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until (a) this Amendment has been executed by each Borrower and the Required Lenders, and (b) the Borrowers have paid the fees required by Section 3 hereof, at which time this Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers, each Agent and all Lenders. Facsimiles shall be effective as originals.

     5.4 COMPLETE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     5.5 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

                            [Signature Pages Follow]

                                      [4]

                                 SIGNATURE PAGE
                                       TO
                      FIRST AMENDMENT TO CREDIT AGREEMENT
                              DATED JULY 15, 2002
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                        ITS SUBSIDIARIES, AS BORROWERS,
                 JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
      CIT BUSINESS CREDIT CANADA, INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION, AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                           JPMORGAN CHASE BANK,
                                           as Lender and Administrative Agent


                                           By: /s/ Jim L. Holloway
                                           -------------------------------------
                                                   Jim L. Holloway
                                                   Senior Vice President


                                           JPMORGAN CHASE BANK,
                                           TORONTO BRANCH, as Lender

                                           By: /s/ Christine Chan
                                           -------------------------------------
                                                   Christine Chan
                                                   Vice President


                                           CIT BUSINESS  CREDIT CANADA
                                           INC.,  as Lender and Canadian
                                           Administrative Agent

                                           By: /s/ Don Rogers
                                           -------------------------------------
                                                   Don Rogers
                                                   Vice President


                                           GENERAL ELECTRIC CAPITAL
                                           CORPORATION, as Lender and
                                           Documentation Agent

                                           By: /s/ John Hanley
                                           -------------------------------------
                                                   John Hanley
                                                   Duly Authorized Signatory


                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                      FIRST AMENDMENT TO CREDIT AGREEMENT
                              DATED JULY 15, 2002
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                        ITS SUBSIDIARIES, AS BORROWERS,
                 JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
      CIT BUSINESS CREDIT CANADA, INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION, AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS


                                           GENERAL ELECTRIC CAPITAL
                                           CANADA INC., as Lender

                                           By: /s/ Stephen B. Smith
                                           -------------------------------------
                                                   Stephen B. Smith
                                                   Senior Vice President


                                           THE CIT GROUP/BUSINESS CREDIT,
                                           INC., as Lender

                                           By: /s/ Grant Weiss
                                           -------------------------------------
                                                   Grant Weiss
                                                   Vice President


                                           U.S. BANK NATIONAL
                                           ASSOCIATION, as Lender

                                           By: /s/ Thomas F. Visconti
                                           -------------------------------------
                                                   Thomas F. Visconti
                                                   Vice President


                                           FLEET CAPITAL CANADA
                                           CORPORATION, as Lender

                                           By: /s/ John Gilbert
                                           -------------------------------------
                                                   John Gilbert
                                                   Vice President


                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                      FIRST AMENDMENT TO CREDIT AGREEMENT
                              DATED JULY 15, 2002
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                        ITS SUBSIDIARIES, AS BORROWERS,
                 JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
      CIT BUSINESS CREDIT CANADA, INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION, AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS


                                           FLEET CAPITAL CORPORATION, as
                                           Lender

                                           By: /s/ Edward M. Bartkowski
                                           -------------------------------------
                                                   Edward M. Bartkowski
                                                   Senior Vice President


                                           RBC CENTURA BANK, as Lender

                                           By: /s/ E. Mark Stubblefield
                                           -------------------------------------
                                                   E. Mark Stubblefield
                                                   Market Manager


                                           ROYAL BANK OF CANADA, as Lender

                                           By: /s/ R.G.M. Straathof
                                           -------------------------------------
                                                   R.G.M. Straathof
                                                   Senior Manager


                                           CITIZENS BUSINESS CREDIT, as
                                           Lender

                                           By: /s/ Levi K. Schatz
                                           -------------------------------------
                                                   Levi K. Schatz
                                                   Vice President


                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                      FIRST AMENDMENT TO CREDIT AGREEMENT
                              DATED JULY 15, 2002
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                        ITS SUBSIDIARIES, AS BORROWERS,
                 JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
      CIT BUSINESS CREDIT CANADA, INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION, AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS


                                           MAVERICK TUBE CORPORATION

                                           By: /s/ Pamela G. Boone
                                           -------------------------------------
                                                   Pamela G. Boone
                                                   Vice President


                                           MAVERICK INVESTMENT
                                           CORPORATION

                                           By: /s/ Pamela G. Boone
                                           -------------------------------------
                                                   Pamela G. Boone
                                                   Vice President


                                           MAVERICK TUBE, L.P.

                                           By:   Maverick GP, Inc., its general
                                                 partner

                                           By: /s/ Pamela G. Boone
                                           -------------------------------------
                                                   Pamela G. Boone
                                                   Vice President


                                           PRECISION TUBE HOLDING
                                           CORPORATION

                                           By: /s/ Pamela G. Boone
                                           -------------------------------------
                                                   Pamela G. Boone
                                                   Vice President


                                           MAVERICK GP, INC.

                                           By: /s/ Pamela G. Boone
                                           -------------------------------------
                                                   Pamela G. Boone
                                                   Vice President


                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                      FIRST AMENDMENT TO CREDIT AGREEMENT
                              DATED JULY 15, 2002
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                        ITS SUBSIDIARIES, AS BORROWERS,
                 JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
      CIT BUSINESS CREDIT CANADA, INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION, AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS


                                           PRECISION GP, LLC

                                           By: /s/ Pamela G. Boone
                                           -------------------------------------
                                                   Pamela G. Boone
                                                   Vice President of sole member


                                           PRECISION TUBE TECHNOLOGY,
                                           L.P.

                                           By:    Precision GP, LLC, its general
                                                  partner

                                           By: /s/ Pamela G. Boone
                                           -------------------------------------
                                                   Pamela G. Boone
                                                   Vice President of sole
                                                   member


                                           PRUDENTIAL STEEL LTD.

                                           By: /s/ Richard W. Preckel
                                           -------------------------------------
                                                   Richard W. Preckel
                                                   President


                                           MAVERICK TUBE (CANADA) INC.

                                           By: /s/ Richard W. Preckel
                                           -------------------------------------
                                                   Richard W. Preckel
                                                   Vice President


                                           MAVERICK EXCHANGECO (NOVA
                                           SCOTIA) ULC

                                           By: /s/ Richard W. Preckel
                                           -------------------------------------
                                                   Richard W. Preckel
                                                   Vice President


                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
                      FIRST AMENDMENT TO CREDIT AGREEMENT
                              DATED JULY 15, 2002
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                        ITS SUBSIDIARIES, AS BORROWERS,
                 JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT,
      CIT BUSINESS CREDIT CANADA, INC., AS CANADIAN ADMINISTRATIVE AGENT,
          GENERAL ELECTRIC CAPITAL CORPORATION, AS DOCUMENTATION AGENT,
             AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS LENDERS


                                           PRECISION TUBE CANADA LIMITED

                                           By: /s/ Richard W. Preckel
                                           -------------------------------------
                                                   Richard W. Preckel
                                                   President


                                 Signature Page